SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2008

UFP Technologies, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(I.R.S. Employer Identification No.)

172 East Main Street, Georgetown, MA	01833-2107
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein in its entirety by this reference.

Item 2.01          Completion of Acquisition or Disposition of Assets

On January 14, 2008, UFP Technologies, Inc. (“UFP”) and Stephenson & Lawyer, Inc. (“S&L”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provided for a business combination whereby S&L Acquisition Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of UFP, merged with and into S&L (the “Merger”).  The parties consummated the Merger on January 18, 2008.  As a result of the Merger, the separate corporate existence of Merger Sub ceased and S&L continued as the surviving corporation in the Merger and as a wholly-owned subsidiary of UFP.

The Merger and the Merger Agreement were unanimously approved by the respective Boards of Directors of UFP and S&L and by the stockholders of S&L entitled to vote thereon.  Prior to the effectiveness of the Merger, S&L was a privately-held company owned by a small number of stockholders and family trusts.  Neither UFP nor any of its affiliates has any material relationship with any of the former owners of S&L other than in respect of the Merger and the transactions contemplated thereby.

The aggregate consideration paid by UFP in connection with the closing of the Merger consists of $6,975,000 in cash.  The actual consideration received by the former owners of S&L upon the closing of the Merger was reduced by certain expenses and payments made by S&L in connection with the Merger.  In addition, pursuant to the terms and conditions of the Merger Agreement, the former owners of S&L are entitled to receive up to an aggregate of $250,000 in cash, which amount is being held by UFP to secure the collectibility of S&L accounts receivable.

UFP and S&L made customary representations, warranties and covenants in the Merger Agreement. Pursuant to the terms and conditions therein, the former owners of S&L have agreed to indemnify UFP for breaches of such representations, warranties and covenants.

The above description of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.29 and is incorporated herein in its entirety by this reference.

On January 18, 2008, the Company issued a press release announcing the completion of the acquisition of S&L.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of S&L will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information.

The Pro Forma financial information required to be filed with respect to the Merger described herein will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form  8-K.

(d) Exhibits.

Exhibit Number	Description
10.29	Merger Agreement dated as of January 14, 2008.
99.1	Press Release of UFP Technologies, Inc. dated January 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2008	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.29	Merger Agreement dated as of January 14, 2008.
99.1	Press Release of UFP Technologies, Inc. dated January 18, 2008